UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   October 7, 2002

CBRL GROUP, INC.

Tennessee

0-25225

        62-1749513

(State or Other Jurisdiction

       (Commission File Number)

    (I.R.S. Employer

      of Incorporation)

               Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

 (615) 444-5533

#

Item 7.  Financial Statements and Exhibits

(c)

Exhibits.

99.1  Press Release dated October 7, 2002.

99.2  Business Wire Advisory dated October 7, 2002.

Item 9.  Regulation FD Disclosure

CBRL Group, Inc. (the "Company") issued a press release announcing that the Company will be presenting at the McDonald Investments Consumer Conference and noted that the company's presentation at the conference would be available to the public simultaneously over the Internet, and for 14 days thereafter.

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 7, 2002

CBRL GROUP, INC.

By:  /s/ James F. Blackstock

Name: James F. Blackstock

Title:

Senior Vice President, General

Counsel and Secretary